UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2025

KB Global Holdings Limited

(Exact name of Registrant as specified in its charter)

Cayman Islands	Not applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

No 3 Building of No 1 Jiali Construction Plaza FL 13,

No.4th Central Road, Futian, Shenzhen

Guangdong Province, 518000, People’s Republic of China

Tel: (86) 0755-8320 1415

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Harneys Fiduciary (Cayman) Limited,

4th Floor, Harbour Place,

103 South Church Street, P.O. Box 10240,

Grand Cayman KY1-1002, Cayman Islands

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Termination of independent registered public accounting firm

On February 7, 2025, the Board of Directors of KB Global Holdings Lijmited (the “Company”) dismissed Centurion ZD CPA & Co. (“Centurion ZD”) from its position as the independent registered public accounting firm for the Company. The Company does not have an Audit Committee.

The audit reports of Centurion ZD on the Company’s financial statements, as of and for the two most recent fiscal years ended December 31, 2023 and December 31, 2022, did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2023 and December 31, 2022, and the subsequent interim period through Centurion ZD’s termination, there were no “disagreements” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) between the Company and Centurion ZD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Centurion ZD, would have caused Centurion ZD to make reference to the subject matter of the disagreements in connection with its reports on financial statements of the Company for such years. During this same period, there were no “reportable events” (within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions under the Exchange Act).

The Company has provided Centurion ZD with a copy of the foregoing disclosures under Item 4.01 on Form 8-K prior to filing it with the U.S. Securities and Exchange Commission (“SEC”) and has requested that Centurion ZD furnish to the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company in this Item 4.01 on Form 8-K. A copy of Centurion ZD’s letter, dated February [10], 2025, is attached as Exhibit 16.1 to this report on Form 8-K.

(b) Engagement of new independent registered public accounting firm

The Company has engaged Kaida CPA & Co. (“Kaida”) as the independent registered public accounting firm for the Company, effective February [10], 2025. The Board of Directors of the Company approved the engagement of Kaida.

During the Company’s two most recent fiscal years (ended December 31, 2024 and December 31, 2023) and the subsequent interim period prior to the engagement of Kaida, neither the Company, nor anyone on the Company’s behalf consulted with Kaida regarding either: (1) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or a reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter dated February 10, 2025 from Centurion ZD addressed to the U.S. Securities and Exchange Commission confirming the disclosure contained in Item 4.01 of this report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KB Global Holdings Limited

By:	/s/ Li Guo
Li Guo
Chief Executive Officer

February 10, 2025

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